UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2016

Old Second Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois  60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

On December 15, 2016, Old Second Bancorp, Inc. (the “Company”) issued a press release announcing the completion of an underwritten public offering of $45.0 million aggregate principal amount of its 5.750% Fixed-to-Floating Rate Senior Notes due 2026 (the “Notes”).  A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item and the related exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01.                                        Other Events.

Senior Notes Offering

On December 15, 2016, the Company issued the Notes in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-214459) and a prospectus supplement dated December 12, 2016 (the “Prospectus Supplement”).  The Notes were issued pursuant to an Indenture, dated as of December 15, 2016, between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of December 15, 2016 (the “Supplemental Indenture”).

The terms of the Indenture, the Supplemental Indenture and the Notes are further described in the Prospectus Supplement under the heading “Description of the Notes” and in the related base prospectus dated December 2, 2016 that accompanies the Prospectus Supplement, under the heading “Description of Debt Securities,” which descriptions are incorporated herein by reference.  Such descriptions of the Indenture, the Supplemental Indenture and the Notes are qualified in their entirety by reference to the complete terms and conditions of the Indenture, the Supplemental Indenture and the form of the Notes, copies of which are filed herewith as Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference.

Underwriting Agreement

In connection with the issuance of the Notes, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., which contains customary representations, warranties and agreements by the Company, and customary closing conditions, termination rights and indemnification provisions.  The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the complete terms and conditions of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Repayment of Indebtedness

The Company used the net proceeds from the offering, together with cash on hand, to repay all of its subordinated debt, $45.0 million of which was outstanding as of September 30, 2016, and all of its outstanding senior secured term debt, $500,000 of which was outstanding as of September 30, 2016.

Item 9.01.                                        Financial Statements and Exhibits

(d)	Exhibits

1.1	Underwriting Agreement, dated December 12, 2016, between the Company and Keefe, Bruyette & Woods, Inc.

4.1	Indenture, dated as of December 15, 2016, between the Company and Wells Fargo Bank, National Association

4.2	First Supplemental Indenture, dated as of December 15, 2016, between the Company and Wells Fargo Bank, National Association

4.3	Form of 5.750% Fixed-to-Floating Rate Senior Notes due 2026 (included in Exhibit 4.2)

5.1	Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP

23.1	Consent of Barack Ferrazzano Kirschbaum & Nagelberg LLP (included in Exhibit 5.1)

99.1	Press Release dated December 15, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2016	OLD SECOND BANCORP, INC.

	By:	/s/ J. Douglas Cheatham
	Name:	J. Douglas Cheatham
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 12, 2016, between the Company and Keefe, Bruyette & Woods, Inc.

4.1	Indenture, dated as of December 15, 2016, between the Company and Wells Fargo Bank, National Association

4.2	First Supplemental Indenture, dated as of December 15, 2016, between the Company and Wells Fargo Bank, National Association

4.3	Form of 5.750% Fixed-to-Floating Rate Senior Notes due 2026 (included in Exhibit 4.2)

5.1	Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP

23.1	Consent of Barack Ferrazzano Kirschbaum & Nagelberg LLP (included in Exhibit 5.1)

99.1	Press Release dated December 15, 2016